Supplement Dated June 21, 2013 to your Prospectus dated May 1, 2013

Effective May 1, 2013, the investment objective for the Hartford Portfolio Diversifier HLS Fund is deleted and replaced with:

Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Effective August 12, 2013, American Funds Protected Asset Allocation FundSM is renamed American Funds Managed Risk Asset Allocation FundSM.

This Supplement Should Be Retained For Future Reference.

FR.1-13-MC

HFR.1-13-MC